                                                                    Exhibit 10.8
                        AGREEMENT FOR OPTION TO PURCHASE


         NOW on this 15th day of September, 2001, comes LAURIE BAALMAN, JOANNE BAALMAN HOLLINGER, hereinafter referred to as Seller, along with the consent of MICHAEL BAALMAN and DONALD BAALMAN, all being the heirs of Harold Baalman, deceased, and hereby state and agree as follows:

         WHEREAS, Laurie Baalman and JoAnne Baalman Hollinger inherited the following described real estate from the Estate of Harold Baalman, to-wit:

                  North Half of that part of Section Three (3), Township Eleven
                  (11), Range Thirty-one (31), lying 200 feet South of a line parallel to the Union Pacific Railroad, Gove County, Kansas; and

         WHEREAS, the above parties agree to sell and convey to HEARTLAND ETHANOL, L.L.C., hereinafter referred to as Purchaser, the above described real estate under the following terms and conditions, to-wit:

                               OPTION TO PURCHASE

1.       TERM

         Sellers hereby grant to Purchaser an exclusive option to purchase the above noted real estate said option to begin September 15, 2001 and terminate on March 1, 2003.

2.       CONSIDERATION OF OPTION TO PURCHASE

         Purchaser agrees to pay to Seller a nonrefundable sum of $1,000.00 at the time of the signing of this agreement in consideration of granting to Purchaser the exclusive option to purchase the above said real estate during the time above specified. Said $1,000.00 will be paid 1/2 to Laurie Baalman and 1/2 to JoAnne Baalman Hollinger.

                         EXERCISE OF OPTION TO PURCHASE

         In the event Purchaser chooses to exercise its option to purchase hereunder, the following terms and conditions shall apply, to-wit:

3.       LEASE OF NON-UTILIZED ACREAGE

         Any portion of said real estate not utilized by Purchaser in the course of running the business of Heartland Ethanol, L.L.C. shall be leased exclusively to Donald Baalman by Heartland Ethanol, L.L.C. under normal lease terms and conditions practiced in the area.

4.       NOTICE OF LEASE TERMINATION

         Purchaser shall give written notice of intent to exercise their option to purchase, thereby giving notice of farm termination to Donald Baalman, by mailing said notice and termination to Michael. H. Haas, Attorney at Law, with mailing address of P.O. Box 407, Hoxie, Kansas 67740, on or before the 1st day of March, 2003. Michael H. Haas shall then notify Donald Baalman of Purchaser's intent to purchase and of the farm lease termination. This notice will take precedent over any Kansas termination of farm lease laws. If said notice is not given as stated herein, this option to purchase shall be null and void.

5.       PURCHASE PRICE

         Purchaser shall pay to Seller a minimum sum of $100,000.00, or $1,000.00 per acre, whichever is the larger amount.

6.       SURVEY

         Purchaser, at purchaser's expense, shall have the above noted real estate appropriately surveyed to determine the exact acreage being sold.

7.       CONTRACT

         A standard. contract will be drawn and entered into by the parties hereto and upon the showing of marketable title in Seller, the purchase price as hereinbefore stated shall be paid by Purchaser to Seller in the manner and form set forth in said contract.
         IT IS SO AGREED,

SELLER                                           PURCHASER

                                                 Heartland Ethanol, L.L.C.

 /s/ JoAnne Baalman Hollinger                     /s/ Jeff Torluemke, Chairman
---------------------------------------          -------------------------------
JoAnne Baalman Hollinger                         Jeff Torluemke

 /s/ Laurie Baalman
---------------------------------------
Laurie Baalman

 /s/ Michael Baalman
---------------------------------------
Michael Baalman

 /s/ Donald Baalman
---------------------------------------
Donald Baalman

                                     AMENDED
                        AGREEMENT FOR OPTION TO PURCHASE

         Comes LAURIE BAALMAN, JOANNE BAALMAN HOLLINGER, MICHAEL BAALMAN and DONALD BAALMAN, heirs of Harold Baalman, deceased, and do hereby supplement the original Agreement for Option to Purchase dated September 15, 2001 previously entered into by said parties in order to make necessary and appropriate changes and additions.


         WHEREAS, Laurie Baalman and JoAnne Baalman Hollinger inherited the following described real estate from the Estate of Harold Baalman, to-wit:

                  North Half of that part of Section Three (3), Township Eleven
                  (11), Range Thirty-one (31), lying 200 feet South of a line parallel to the Union Pacific Railroad, Gove County, Kansas; and


         WHEREAS, said Laurie Baalman and JoAnne Baalman Hollinger agreed in said Agreement for Option to Purchase dated September 15, 2001 to sell the above noted real estate to "Westland Energy L.L.C."

         WHEREAS, this Amended Agreement for Option to Purchase is entered into as follows:

         WHEREAS, said LAURIE BAALMAN and JOANNE BAALMAN HOLLINGER hereinafter referred to as Seller and as heirs of Harold Baalman, deceased: MICHAEL BAALMAN and DONALD BAALMAN, also heirs of Harold Baalman, deceased; and WESTERN PLAINS ENERGY, L.L.C., hereinafter referred to as Purchaser, agree as follows:


                               OPTION TO PURCHASE

1.       TERM.


         Seller hereby grants to Purchaser an exclusive option to purchase the above noted real estate said option to begin January 3, 2002 and terminate on March 1, 2003.


2.       CONSIDERATION OF OPTION TO PURCHASE.

         Purchaser agrees to pay to Seller a non-refundable sum of $1,000.00 upon signing of this agreement in consideration of granting to Purchaser the exclusive option to purchase said real estate during the time above specified. Said $1,000.00 will be paid $500.00 to Laurie Baalman and $500.00 to JoAnne Baalman Hollinger.

         The parties agree that the sum of $1,000.00 previously paid by Purchaser will be returned to Purchaser and checks reissued as noted above.

                         EXERCISE OF OPTION TO PURCHASE

         In the event Purchaser chooses to exercise said option to purchase hereunder, the following terms and conditions shall apply, to-wit:

1.       PRESENT TENANT FARMER.


         Donald Baalman is the present tenant farmer on the above noted real estate. At the time said Option to Purchase is exercised, Purchaser, Western Plains Energy, L.L.C., agrees to pay Don Baalman a lump sum payment of $30,000.00 cash.


2.       CROPS.


         All parties acknowledge that Donald Baalman has planted wheat on the above noted real estate and that he will be entitled to harvest said 100% wheat crop in year 2002 for his benefit.



3.       PAYMENT TO DONALD BAALMAN

         Any payment made to Donald Baalman hereunder shall not be paid to said Donald Baalman prior to year 2002.

4.       FSA PAYMENTS.

         All FSA payments that may be received for said 2002 wheat crop shall belong to Donald Baalman.

5.       RELEASE AND RELINQUISHMENT

         Upon completion of the wheat harvest in 2002 and upon complete payment of the $30,000.00, Donald Baalman agrees to release and relinquish any and all interest that he may have in and to said real estate, either as the tenant farmer or as an heir of the Estate of Harold Baalman, subject to any oil and gas leases.


6.       PURCHASE PRICE.

         Purchaser agrees to pay Seller the sum of $100,000.00 for said real estate, the purchase same to be payable $50,000.00 to Laurie Baalman and $50,000.00 to JoAnne Baalman Hollinger.

7.       SURVEY.

         Purchaser, at purchaser's expense, shall have the above noted real estate appropriately surveyed to determine the exact acreage being sold.

8.       WRITTEN NOTICE.

         If Purchaser chooses to exercise their option to purchase, Purchaser shall give written notice to their intent to exercise their option to purchase to Michael H. Haas, Attorney at Law, P.O. Box 407, Hoxie, KS 67740, on or before March 1, 2003. Said attorney will then notify the Baalman heirs that Purchaser has chosen to exercise their option to purchase.

7.       CONTRACT.

         A standard contract will be drawn, at Seller's expense, and the same entered into by the parties hereto. Seller shall provide marketable title either by an abstract of title or title insurance, at Seller's expense. Said contract shall contain standard clauses therein and shall be drawn to the satisfaction of all parties.


         Dated  12/11/01


         IT IS SO AGREED.

SELLER                                            PURCHASER

                                                  Western Plains Energy, L.L.C.

 /s/ JoAnne Baalman Hollinger                    By:  /s/ Jeff Torluemke, CEO
---------------------------------------          -------------------------------
JoAnne Baalman Hollinger                         Jeff Torluemke, CEO
                                                 -------------------------------
 /s/ Laurie Baalman
---------------------------------------
Laurie Baalman

 /s/ Michael Baalman
---------------------------------------
Michael Baalman

 /s/ Donald Baalman
---------------------------------------
Donald Baalman